UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 17, 2012

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.07 Submission of Matters to a Vote of Security Holders.

On the 17th of May, 2012, Comfort Systems USA, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders. Of the 37,417,859 shares of common stock outstanding and entitled to vote at the Annual Meeting, 34,947,320 shares were present in person or by proxy, constituting a 93.4% quorum. The matters submitted to the stockholders of the Company at the Annual Meeting, and the results of the voting, were as follows:

Proposal No. 1.             Vote regarding the election of Messrs. William F. Murdy, Darcy G. Anderson, Herman E. Bulls, Alfred J. Giardinelli, Jr., Alan P. Krusi, Brian E. Lane, Franklin Myers, James H. Schultz, and Robert D. Wagner, Jr. as members of the Board of Directors:

Nominee	Votes For	Votes For as Percentage of Votes Cast	Votes Withheld
William F. Murdy	30,325,647	92.9%	2,300,620
Darcy G. Anderson	31,829,430	97.6%	796,837
Herman E. Bulls	31,129,533	95.4%	1,496,734
Alfred J. Giardinelli, Jr.	30,397,493	93.2%	2,228,774
Alan P. Krusi	31,838,316	97.6%	787,951
Brian E. Lane	31,878,505	97.7%	747,762
Franklin Myers	31,838,116	97.6%	788,151
James H. Schultz	32,569,726	99.8%	56,541
Robert D. Wagner, Jr.	31,869,579	97.7%	756,688

There were 2,321,053 broker non-votes as to Proposal No. 1.

Proposal No. 2.             Vote regarding ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
34,102,299	97.6%	839,924	5,097

There were no broker non-votes as to Proposal No. 2.

Proposal No. 3.             Advisory vote regarding approval of the compensation paid by the Company to its named executive officers:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
25,325,951	80.5%	6,123,079	1,177,237

There were 2,321,053 broker non-votes as to Proposal No. 3.

Proposal No. 4.             Vote regarding approval of the 2012 Equity Incentive Plan:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
24,738,953	78.2%	6,910,779	976,535

There were 2,321,053 broker non-votes as to Proposal No. 4.

Proposal No. 5.             Vote regarding approval of the 2012 Senior Management Annual Performance Plan:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
30,850,449	97.5%	800,071	975,747

There were 2,321,053 broker non-votes as to Proposal No. 5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Trent T. McKenna
Trent T. McKenna, Vice President and
General Counsel

Date: May 18, 2012